First Niagara Financial Group John R. Koelmel President & Chief Executive Officer Daniel E. Cantara Chief Banking Officer Gregory W. Norwood Chief Financial Officer KBW Bank Conference February 27, 2013

Safe Harbor Statement Any statements contained in this presentation regarding the outlook for FNFG’s business and markets, such as projections of future earnings performance, statements of FNFG’s plans and objectives, forecasts or market trends and other matters, are forward-looking statements based on FNFG’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, FNFG claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause FNFG’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of FNFG’s 2012 Annual Report on Form 10-K under the heading “Risk Factors” and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. 2

2013 Priority: Deliver Improved Results John Koelmel – Chief Executive Officer 3

We Have the Right Markets, Team and Products • Solid footprint, experienced team and strong product suite Continue Balance Sheet Rotation • Take share of market and wallet It’s All About Results in 2013 • Generate positive operating leverage by aggressively managing operating expenses in 2013 2013 Priority: Deliver Improved Results 4

2013 Priority: Deliver Improved Results Dan Cantara – Chief Banking Officer 5

Balance Sheet Rotation Focused Roadmap to Drive Growth and Improved Profitability 6 • Commercial capacity in place to continue growth trajectory with current complement of lenders • Capacity built to originate up to $300 million in indirect auto loans per quarter at profitable yields • Expanding auto dealer network in 2013 Balance Sheet Rotation • Enhancing Treasury Management and Digital Banking offerings in 2013 to further increase competitiveness and fee income • Further transforming culture of retail bank with focus on growth and cross- solve • Targeted marketing spend to drive better product penetration Fee Income Growth • Provide clear prioritization and allocation of resources across the franchise • Further increase our capacity without adding overhead • Examine all delivery channels for efficiency and consolidation Positive Operating Leverage

Where We Are Today
We Like Our Footprint

Projected 2011-2016 Household Income Growth %[1]


19.4%
17.6%
14.6%
FNFG
Peer Average
National Average

Current Branch Map: 430 Branches


Upstate NY
New England
Tri-State
WPA
EPA

- ***Upstate NY***
  - Leading retail market position
  - Strong brand awareness
  - Excellent branch & lender coverage
  - Stable and diversified markets
- ***Western PA***
  - Competitive market position and profile
  - Solid team and delivery system
  - 55,000+ commercial firms
  - Stable economy with Marcellus shale derivative benefit
- ***Eastern PA***
  - Enhanced talent driving momentum
  - High population density market
  - ~150,000 firms; 15,000 in healthcare
- ***New England***
  - Enhanced talent driving momentum
  - 56,000 commercial firms
  - Favorable competitive dynamic
- ***Tri-State***
  - Highest population density
  - 150,000+ commercial firms
  - Highest median household income within FNFG markets

1. Source: SNL. Percentages are weighted average of all MSAs within each bank's footprint.

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-20% -10% 0% 10% 20% 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 FNFG Fed H8 Commercial Banks 2013 Priority: Capacity Exists to Continue Commercial Growth Trajectory Commercial Loan Balances per Relationship Manager2 $73 $44 $49 $67 $78 $55 $58 $57 NY WPA EPA NE 2011 2012 Quarterly Commercial Loan Growth vs. Fed H81  Taking market share while maintaining credit standards  NY market in mature stage; growth opportunity from HSBC not fully realized  Specialty lending businesses (healthcare, equipment finance etc) continue to provide significant opportunity  Significant growth capacity in NE, Tri-State, WPA and EPA  Achieving “best in firm” loans per RM productivity across the franchise provides capacity to continue growth trajectory ($1.8B) 1. Growth rates annualized. FNFG adjusted for acquisitions. H8 represents non-seasonally adjusted loan balances for all commercial banks. 2. Average balances and average RMs ($ millions) 8

$171 $247 $213 2Q12 3Q12 4Q12 2013 Priority: Indirect Auto Accelerates Balance Sheet Rotation 9 ($ millions) Originations Per Quarter 3.52% 3.55% 3.43% Origination volume % Origination yield  Expansion of dealer network continues  Used vehicles represent two-thirds of volume  Credit quality continues to track better than original expectations; Average FICO of 740  Short maturity asset improves liquidity and interest-rate risk Indirect Auto Footprint Indirect Auto Footprint

2013 Priority: Initiatives to Enhance Fee Income

Operating Fee Income as a Percentage of Loans & Deposits[1]



1.26%
1.23%
1.17%
1.12%
1.06%
0.94%
0.90%
0.85%
0.77%
0.80%
FNFG Fees to Balances
Peer Median Fees to Balances
2008
2009
2010
2011
2012

Fee Income per Relationship Manager[2]



($ thousands)
$214
$367
$258
$343
$215
$298
$211
$380
2011
2012
NY
WPA
EPA
NE

- Fee income per relationship manager will be further enhanced by focused treasury management investment
  - $35-$50 million opportunity for fee income based on peer benchmarks
  - Enhanced CRM in 2012 to support cross-solve
  - Sales incentives better aligned with fee goals to improve sales effectiveness and cross-solving
- Mobile banking launched in early 1Q13 with encouraging early returns
  - ~53,000 application downloads to date
  - 80% are active users
- Credit cards and mortgage efforts to drive fee income and improvements in percentage of T/S/B households
  - Sales culture and incentive structure at branches revamped in 2012 to improve execution on cross-solving
  - Improve current 17% credit card penetration[3] closer to industry standard of 30%

1. Average balances. FNFG excludes $21.2 million gain on the sale of $3.1 billion of MBS in June 2012. Operating results represent non-GAAP measures. Refer to the appendix for further details. Peer data excludes gain/loss on sale of securities and nonrecurring revenue as classified by SNL.
2. Average relationship manager count used in each year. 2011 NE data is only for the second half due to acquisition timing.
3. Active credit cards as a percentage of DDA customers

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2013 Priority: Positive Operating Leverage  Continue to integrate the Retail, Commercial and Consumer Finance businesses into a cohesive unit under new CBO position  Leverage existing infrastructure with modest, focused investments  Continued focus on greater market share gains and share of wallet with significant near-term opportunity to sell to underpenetrated customer base  Evaluate branch network for further consolidation and optimization  Improve alternative delivery channel effectiveness Generate Positive Operating Leverage Lower absolute level of operating expenses Measured & focused new investments Profitable balance sheet rotation Fee income opportunities Effective cross-solving to maximize revenue output 11

2013 Priority: Deliver Improved Results Greg Norwood – Chief Financial Officer 12

Managing Our Expense Base



Total Operating Expenses as a Percentage of Loans & Deposits [1]
2.41%
2.39%
2.35%
2.38%
2.23%
2.16%
2.01%
2.08%
2.04%
1.84%
2008
2009
2010
2011
2012
FNFG Expenses to Balances
Peer Median Expenses to Balances

- Net expense reduction of $40 million annualized by 4Q13
  - Doing more with less: Leverage capacity and improve productivity
  - Doing less: Narrowed project focus to selective investments that improve franchise earnings power
  - Reduction net of normal increases due to business growth in 2013
  - CDI amortization expense to decrease $6.6 million from 4Q12 run rate
- Staffing optimization began in 3Q12: Salaries & benefits expected to be flat as hiring control offsets volume-related incentives, merit increases, and in-sourcing of professional services
- Reallocated marketing spend to analytically targeted outcomes: product-specific versus brand
- 5-10 branches scheduled to be consolidated in 2013
- Efficiency gains to be realized in other categories (occupancy, technology, vendor)
- 4Q13 efficiency ratio projected to improve at least 400 bps from ~65% in 4Q12

1. Average balances. FNFG excludes merger and acquisition integration expenses and restructuring charges. Operating results represent non-GAAP measures. Refer to the appendix for further details. Peers exclude nonrecurring expenses as classified by SNL.

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CMO $4.9 41% MBS $0.8 7% CMBS $1.9 16% CLO $1.5 13% ABS $0.9 8% CORP $0.8 7% MUNI $0.6 5% US Govt $0.4 3% US Treasury $0.0 0% Investment Securities: Managing the Portfolio Book Value $12.0B* $ in Billions * Excludes FHLB and Federal Reserve Bank stock Traditional Portfolio $6.7B; 57% Credit Securities $5.2B; 43% Investment Securities - 2012 RMBS Portfolio  Credit securities purchased in support of HSBC transaction which had $10 billion of deposits but only $1.6 billion in loans  Average credit securities rating of AA- exceeds commercial banking lending relationships Book Value $5.7B MBS $0.8 15% CMO Retained Cohort $3.8 67% CMO Post June $1.1 18%  2013 CMO prepayments estimated in December 2012 to be $1.98 billion, 40% of the CMO portfolio  January cash flows were $173 million vs. anticipated $196 million; Mortgage rates have rebounded from the low of 3.31% in 4Q12  Non-seasonally adjusted mortgage applications have softened modestly 14

0 100 200 300 400 500 600 700 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 M ill io n s Par Value CMBS Purchases by Quarter  92% of CMBS purchases completed before spreads began tightening  87% of portfolio rated A or higher by Moody’s; 42% AAA; remaining 13% rated BBB  Significant credit enhancement provides for protection from defaults  Structure of CMBS and underlying mortgage prepayment penalties limits principal payments  No unscheduled prepayment risk; no material maturities until 2016/2017 75% 15% 8% 2% 30+ 30-25 25-20 20-18 Current Credit Enhancements 0% 5% 10% 15% 20% Maturity Profile Low Risk CMBS Portfolio 15

AA/AAA 74% A 23% BBB 2% NR 1% Yield = 2.54% Yield = 4.38% Yield = 5.52%  97% of the portfolio is rated A or higher; 74% AA or better  Provides a 3% yield at a credit quality level superior to middle-market lending  Underlying CLO collateral consists of 90% senior secured loans; over 90% of obligors domiciled in U.S.  Half of the portfolio comprised of CLOs originated in 2011 or later; No CLO investments were made prior to 4Q11  Internal stress-test based on default and severity rates experienced during the credit crisis Low Risk CLO Portfolio 0% 4% 21% 15% 25% 16% 14% 5% Credit Ratings Credit Enhancements 16

2.84% 2.69% 1.83% 1.19% 0.91% 1.10% 2010 2011 2012 0.87% 0.67% 0.57% 0.38% 0.37% 0.29% 2010 2011 2012 2.81% 2.12% 1.66% 1.30% 0.95% 1.14% 2010 2011 2012 Maintain Superior Credit Quality Nonperforming Assets to Loans & OREO 30 – 89 Days Past Due to Total Loans Net Charge-offs to Average Loans 90 Days Past Due + Nonaccrual to Total Loans Peer Median FNFG Originated1 1. Excludes acquired loans which were marked to market at the time of acquisition. Source of peer data: SNL 1.31% 0.76% 0.42% 0.58% 0.32% 0.35% 2010 2011 2012 17

Peer 1 Peer 2 Peer 3 FNFG Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 FNFG Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Current Capital Levels Reflect Low Risk Balance Sheet Risk Weighted Assets to Total Assets – Q4 2012 1. FNFG excludes acquired loans which were marked to market at the time of acquisition. Peer 1 Peer 2 Peer 3 FNFG Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 TCE to TA – Q4 2012 Texas Ratio – Q4 20121 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 FNFG Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Net Charge-offs to Average Loans - 20121 18

Capital Update • Basel III – Capital structure well-optimized with preferred issuance in December 2011 – Will adjust balance sheet and product offerings based on final rule – Pro Forma B3 Tier 1 Common Capital Ratio exceeds phase-in levels with cushion – Flexibility in strategic direction mitigates B3 impact (investment securities, resi product redesign, HTM / AFS Portfolio) • Stress Testing – Revised Fed deadline: March 2014 for BHCs with $10B to $50B in assets – Continue to make significant progress with internal assessment – Preliminary assessment exceeds CCAR stress test requirements with adequate cushion – Investments in resources (people, technology & process) throughout 2012 position us well for 2013/14 Regulatory process/effort 19

2013 Outlook Update (as of February 26, 2013) • 1Q13 and 2013 Outlook generally consistent with outlook given on January 23 – Further reductions in cost structure and expense control to result in 1Q13 operating expenses lower than prior guidance; 4Q13 efficiency ratio projected to improve at least 400 bps from ~65% in 4Q12 – Mortgage banking revenues expected to be softer driven by industry-wide contraction in GOS margins – Modest benefit to NIM from slower CMO prepayments; 1Q13 NIM expected to remain within indicated range of 3.34% to 3.37% – Tax rate in 1Q13 will be modestly lower than prior guidance • CMO cash flows to fund portion of net loan growth beginning in 2Q13 – Stabilizes NIM and improves ROA – Earning asset growth to continue but growth rate to moderate from 2012 levels due to balance sheet rotation 20

First Niagara Financial Group John R. Koelmel President & Chief Executive Officer Daniel E. Cantara Chief Banking Officer Gregory W. Norwood Chief Financial Officer KBW Bank Conference February 27, 2013

Appendix 22

GAAP to Non-GAAP Reconciliation (Amounts in millions) 2012 2011 2010 2009 2008 Total noninterest income on operating basis (Non-GAAP) 338.3$ 245.3$ 186.6$ 126.0$ 115.7$ G in securities portf lio r positioning 21.2 - - - - Total reported noninterest income (GAAP) 359.5$ 245.3$ 186.6$ 126.0$ 115.7$ Total noninterest expense on operating basis (Non-GAAP) 867.1$ 665.6$ 472.6$ 283.1$ 226.2$ S laries and benefits - - 0.8 - - Merger and acquisition integration expenses 177.5 98.2 49.9 43.6 2.2 Restructuring charges 6. 42.5 - - - Total reported nonint rest expense (GAAP) 1,051.1$ 806.3$ 523.3$ 326.7$ 228.4$ Reconciliation of noninterest income on operating basis to r ported noninterest income: Reconciliation of noninterest expense on operating basis to r ported noninterest exp ns : 23

Associated Banc-Corp Hancock Holding Company BOK Financial Corporation Huntington Bancshares Incorporated City National Corporation KeyCorp Comerica Incorporated M&T Bank Corporation Commerce Bancshares, Inc. People's United Financial, Inc. Cullen/Frost Bankers, Inc. Synovus Financial Corp. First Horizon National Corporation Zions Bancorporation (1) Peer group represents commercial banks with total assets between $20 -$100 billion with similar business models. Benchmarking Peer Group (1) 24